UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 3, 2013

Hawaiian Telcom Holdco, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34686	16-1710376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Bishop Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (808) 546-4511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 3, 2013, the Company held its Annual Meeting of Stockholders, at which the following matters were submitted to, and approved by,  a vote of the stockholders:

1. Election of Directors	For	Withheld	Broker Non- Votes
Richard A Jalkut	7,058,322	49,612	1,251,701
Kurt M. Cellar	7,010,759	97,175	1,251,701
Walter.A. Dods, Jr.	7,058,377	49,557	1,251,701
Warren H. Haruki	7,058,351	49,583	1,251,701
Steven C. Oldham	7,058,406	49,528	1,251,701
Bernard R. Phillips III	7,059,176	48,758	1,251,701
Eric K. Yeaman	6,996,962	110,972	1,251,701

	For	Against	Abstain	Broker Non- Votes
2. Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013	8,335,852	23,433	350	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2013
HAWAIIAN TELCOM HOLDCO, INC.

/s/ Robert F. Reich
Robert F. Reich
Senior Vice President and Chief Financial Officer